Olo Announces $100 Million Share Repurchase Program
Demonstrates conviction in Olo’s strategy and commitment to delivering shareholder value through disciplined capital allocation

NEW YORK – September 7, 2022 – Olo Inc. (NYSE: OLO), a leading open SaaS platform for restaurants that enables hospitality at every touchpoint, today announced that its board of directors authorized a share repurchase program for up to $100,000,000 of the Company’s Class A common stock. The authorization to repurchase has no expiration date and will be executed consistent with the Company’s capital allocation strategy, which will continue to prioritize long-term growth while balancing profitability.

“This repurchase program is a clear sign of our conviction in Olo’s growth opportunity ahead and the strength of Olo’s balance sheet,” said Olo’s Founder and CEO, Noah Glass. “We believe in prioritizing and balancing capital allocation to maximize value for our shareholders, and I believe this initiative supports that objective.”

About Olo

Olo is a leading open SaaS platform for restaurants that enables hospitality at every touchpoint. Millions of orders per day run on Olo’s on-demand commerce engine, providing restaurants a single source to understand and serve every guest from every channel, whether direct or third-party. With integrations to over 300 technology partners, Olo customers can build personalized guest experiences in and outside of their four walls, utilizing one of the largest and most flexible restaurant tech ecosystems on the market. Over 600 restaurant brands trust Olo to grow their digital ordering and delivery programs, increase operational efficiency, and make every guest feel like a regular. Learn more at olo.com.

Forward Looking Statements

Statements we make in this press release include statements that are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which may be identified by the use of words such as “anticipates,” “believes,” “continue,” “estimates,” “expects,” “predicts,” “intends,” “may,” “plans,” “projects,” “outlook,” “seeks,” “should,” “could,” “would,” “will,” “potential,” “likely,” and similar terms or the negative of such terms. All statements other than statements of historical fact are forward-looking statements for purposes of this press release.

We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These statements include, but are not limited to, statements regarding the amount, timing and sources of funding for the share repurchase program. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks relating to the fact that common stock repurchases may not be conducted in the timeframe or in the manner we expect, or at all. Additional risks and uncertainties that could affect our financial results and forward-looking statements are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, our Annual Report on Form 10-K for the year ended December 31, 2021, and our other SEC filings, which are available on the “Investor Relations” page of our website at investors.olo.com and on the SEC’s website at www.sec.gov. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contact

Media
Olo@icrinc.com

Investor Relations
InvestorRelations@olo.com
646.389.2754